EXHIBIT 10.28.4
                                             ---------------


               BORROWER PLEDGE AGREEMENT
               -------------------------


     THIS SECURITY AND PLEDGE AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time,

this "Agreement"), dated as of June 30, 1998 is made by
      ---------
ANNTAYLOR, INC., a Delaware corporation, with its principal place of business located at 142 West 57th Street, New York, New York

10019 (the "Grantor"), in favor of BANK OF AMERICA NATIONAL TRUST
            -------
AND SAVINGS ASSOCIATION, with an office located at 1455 Market

Street, San Francisco, California 94103, in its capacity as

administrative agent for the Lenders under the Credit Agreement

(as defined below) (in such capacity, the "Administrative
                                           --------------
Agent").
-----


                       R E C I T A L S :


     A.   The Grantor, certain financial institutions currently

and in the future to be the parties to the Credit Agreement (such financial institutions being collectively referred to as the

"Lenders"), the Administrative Agent, BancAmerica Robertson
 -------
Stephens, as Arranger (in such capacity, the "Arranger"),
                                              --------
Citicorp USA and First Union Capital Markets, in their respective capacities as Syndication Agents (in such capacities, the

"Syndication Agents"), and Bank of America National Trust and
 ------------------
Savings Association, Citibank, N.A. and First Union National

Bank, in their respective capacities as Issuing Banks (in such capacities, the "Issuing Banks") have entered into a certain
                 -------------
Credit Agreement, dated as of June 30, 1998 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms not otherwise
           ----------------
defined herein are being used as defined in the Credit

Agreement);



     B.   The Lenders have agreed to make certain extensions of

credit to the Borrower on the terms and conditions set forth in the Credit Agreement; and



     C.   It is a condition precedent to the effectiveness of the

Credit Agreement and to the making of Loans by the Lenders and the issuing of Letters of Credit by any Issuing Bank that this

Agreement shall have been executed and delivered;



     NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make Loans and each Issuing

Bank to issue Letters of Credit under the Credit Agreement, the

Grantor hereby agrees with the Administrative Agent for its

benefit and for the benefit of the Lenders, the Issuing Banks,

the Arranger and the Syndication Agents, by acceptance hereof, as follows:



     Section 1.  Grant of Security.  To secure the prompt and
                 ------------------
complete payment, observance and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the

Obligations, the Grantor hereby assigns and pledges to the

Administrative Agent, and hereby grants to the Administrative

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                            -2-

Agent, for its benefit and the benefit of the Lenders, the

Issuing Banks, the Arranger and the Syndication Agents, a

security interest in all of the Grantor's right, title and

interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located

(collectively, the "Collateral"):
                    ----------


     ACCOUNTS:  All accounts receivable and other rights to

payment arising out of the sale or lease of goods and services,

whether or not earned by performance, and all Credit Card

Accounts, including, without limitation, all "accounts", as such term is defined in the Uniform Commercial Code in effect on the date hereof in the State of New York (the "UCC") (in each
                                           ---
instance, however, and wherever arising, collectively,

"Accounts");
 --------


     CHATTEL PAPER, INSTRUMENTS, INVESTMENT PROPERTY AND

DOCUMENTS:  All chattel paper, all instruments, all investment property and all documents (including, without limitation, (a)

the shares of stock described in Annex I-A hereto (the "Pledged
                                                        -------
Shares") and all dividends, instruments and other property from
------
time to time distributed in respect thereof or in exchange

therefor, and (b) the notes and debt instruments described in

Annex I-B hereto (the "Pledged Debt") and all payments thereunder
                       ------------
and instruments and other property from time to time delivered in respect thereof or in exchange therefor), and all bills of

lading, warehouse receipts and other documents of title and

documents, including, without limitation, all "chattel paper",

"instruments", "investment property" and "documents", as such terms are defined in the UCC, in each instance whether now owned or hereafter acquired by the Grantor, other than any promissory note with an original principal amount of less than $1,000,000 owing to the Grantor from a senior executive or key employee of the Grantor (an "Excluded Note") (collectively, "Chattel Paper,
                 --------------                  -------------
Instruments, Investment Property and Documents");
----------------------------------------------



     EQUIPMENT:  All machinery and equipment, all manufacturing,

distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, tools, tooling, molds, dies,

vehicles, vessels, aircraft and all other goods of every type and description, in each instance whether now owned or hereafter acquired by the Grantor and wherever located, including all

"equipment", as such term is defined in the UCC; provided that
                                                 --------
equipment shall not include "fixtures" as defined in Section 9-

313 of the UCC (collectively, "Equipment");
                               ---------


     GENERAL INTANGIBLES:  All rights, interests, choses in

action, causes of action, claims and all other intangible

property of the Grantor of every kind and nature, in each

instance whether now owned or hereafter acquired by the Grantor,

including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable;

all inventions, designs, patents, patent applications, service marks, trade names and trademarks (including any applications for the foregoing and whether or not registered) and the goodwill of the Grantor's business connected with and symbolized by such trademarks, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, U.S.

registered copyrights, licenses relating to trademarks and U.S.

registered copyrights, franchises, customer lists, credit files,

correspondence and advertising materials; all customer and

supplier contracts, firm sale orders, rights under license and franchise agreements, and other contracts and contract rights;

all interests in partnerships, joint ventures and other entities;

all tax refunds and tax refund claims; all right, title and

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                          -3-


interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all pay ments due or made to the Grantor in connection with any

requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary,

beneficial and residual interest in trusts; all proceeds of

insurance of which the Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; and all other intangible

property, whether or not similar to the foregoing, including,

without limitation, all "general intangibles", as such term is defined in the UCC (in each instance, however and wherever

arising, collectively, "General Intangibles"); provided, that the
                        -------------------    --------
foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this

Agreement in any receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.



     INVENTORY:  All inventory, finished goods, raw materials,

work in process and other goods, including, without limitation,

all "inventory", as such term is defined in the UCC (in each instance, however, and wherever arising, collectively,

"Inventory"); and
 ---------


     OTHER PROPERTY:  All property or interests in property now owned or hereafter acquired by the Grantor which now may be owned or hereafter may come into the possession, custody or control of the Administrative Agent, any of the Lenders, any Issuing Bank or

any agent or Affiliate of any of them in any way or for any

purpose (whether for safekeeping, deposit, custody, pledge,

transmission, collection or otherwise); and all rights and

interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i)

notes, drafts, letters of credit, bank accounts, stocks, bonds,

and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans, including without limitation, all the Loans made to the

Grantor under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement (collectively, "Other Property");
                               --------------



together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof; provided, however, that the foregoing grant of
                  --------  -------
a security interest shall not include a security interest in any contract, any lease and any property subject to an enforceable lease which by their terms expressly prohibit the right of the

Grantor to grant a security interest in such contract, lease or property.  The Borrower agrees to use its commercially reasonable efforts to ensure that no future lease contains any restrictions on the Borrower's right to grant a security interest in any

equipment placed on the leased premises.


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                         -4-


     Section 2.  Grantor Remains Liable.  Anything herein to the
                 -----------------------
contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its duties and

obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative

Agent of any of its rights hereunder shall not release the

Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (except to the extent that such exercise prevents the Grantor from satisfying such duties and obligations), and (c) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this

Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of the Grantor

thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.



     Section 3.  Delivery of Pledged Collateral.  All
                 ------------------------------
certificates, notes and other instruments representing or

evidencing the Pledged Shares or the Pledged Debt and all other instruments now owned or at any time hereafter acquired by the

Grantor other than any Excluded Notes (collectively, the "Pledged

Collateral") shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto (except as otherwise provided in the last sentence of Section 4(f) hereof) and shall be in suitable form for transfer by delivery, or shall be

accompanied by duly executed instruments of transfer or

assignments in blank, all in form and substance satisfactory to the Administrative Agent.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Administrative Agent or any nominee of the Administrative

Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8 hereof.  In addition,

upon the occurrence and during the continuance of an Event of

Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.



     Section 4.  Representations and Warranties.  The Grantor
                 ------------------------------
represents and warrants as follows:



          (a)  As of the date of this Agreement, the locations

     listed on Annex II constitute all locations at which its

     Inventory (other than raw materials and work in process) or

     Equipment is located, except for (i) Inventory or Equipment temporarily in transit from one location listed on such

     Annex to another location listed on such Annex or (ii)

     Inventory or Equipment in transit with common or other

     carriers to a location listed on such Annex.  As of the date of this Agreement, the chief place of business and chief

     executive office of the Grantor are located at the address first specified above for the Grantor.



          (b)  The Grantor is the legal and beneficial owner of

     the Collateral free and clear of all liens, security

     interests or other encumbrances, except as expressly

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                          -5-


     permitted by subsection 8.02(b) of the Credit Agreement.


     For the past five years the business of the Grantor has been conducted only by the following corporations and under the following corporate names and not under any trade name or

     other name:



          1)   AnnTaylor, Inc.
          2)   AnnTaylor Factory Stores
          3)   AnnTaylor Loft
          4)   AnnTaylor Studio
          5)   AnnTaylor Global Sourcing, Inc.
          6)   AnnTaylor Funding, Inc.



          (c)  The Grantor has exclusive possession and control

     of the Inventory (other than raw materials and work in

     process) and Equipment, except for (i) Equipment in the

     possession and control of the Grantor's lessees and

     licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice and (ii) Inventory or Equipment in transit

     with common or other carriers.



          (d)  The Pledged Shares have been duly authorized and

     validly issued and are fully paid and non-assessable.  The

     Pledged Debt of the Grantor's Subsidiaries (if any), and, to

     the best of the Grantor's knowledge, all other Pledged Debt,

     has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the

     issuers thereof.



          (e)  The Pledged Shares indicated on Annex I-A hereto

     constitute all of the shares of stock held by the Grantor of the respective issuers thereof and constitute 65% of all of the shares of stock of the respective issuers who are

     Foreign Subsidiaries.  The Pledged Shares and the Pledged

     Debt constitute all of the Pledged Collateral except for

     Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Administrative Agent has not at any time requested

     possession and which are not a material portion of the

     Collateral under this Agreement or the Trademark Assignment executed by the Grantor, taken as a whole (the "Personal

     Property Collateral"), either singly or in the aggregate.
     -------------------


          (f)  This Agreement creates a valid security interest

     in the Collateral (other than the Pledged Collateral),

     securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect such

     security interest under the Uniform Commercial Code as

     enacted in each relevant jurisdiction have been duly taken or will be duly taken not later than five Business Days

     after the date hereof.  The pledge and delivery of the

     Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by the Grantor to perfect

     such security interest prior to the date hereof, create a

     valid and perfected first priority security interest in the

     Pledged Collateral, securing the payment of the Obligations except for Pledged Collateral consisting of checks and

     drafts received in the ordinary course of business with

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                           -6-

     respect to which the Administrative Agent has not at any

     time requested possession and which are not a material

     portion of the Personal Property Collateral, either singly or in the aggregate.



          (g)  Other than the filings with the United States

     Patent and Trademark Office, filings and registrations

     within the United States Copyright Office and filings under the Uniform Commercial Code in effect in each relevant

     jurisdiction, no authorization, approval or other action by,

     and no notice to or filing with, any federal, state or local governmental authority in the United States that have not

     already been taken or made and which are in full force and effect, is required (i) for the pledge by the Grantor of the

     Pledged Collateral or for the grant by the Grantor of the

     security interest in the Collateral granted hereby or for

     the execution, delivery or performance of this Agreement by the Grantor, (ii) for the exercise by the Administrative

     Agent of the voting or other rights provided in this

     Agreement with respect to the Pledged Collateral or the

     remedies in respect of the Pledged Collateral pursuant to

     this Agreement (except as may be required in connection with the disposition thereof by laws affecting the offering and sale of securities generally), or (iii) for the exercise by the Administrative Agent of any of its other rights or

     remedies hereunder.



          (h)  (i)  No amount payable to the Grantor under or in

     connection with any Account is evidenced by any "instrument"

     or "chattel paper", as such terms are defined in the UCC,

     which has not been delivered to the Administrative Agent.



          (ii)  The amounts represented by the Grantor to the

     Lenders from time to time as owing to such Grantor in

     respect of the Accounts will at such times be accurate.





     Section 5.  Further Assurances.
                 ------------------

          (a)  The Grantor agrees that from time to time, at the

     expense of the Grantor, the Grantor will promptly execute

     and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably

     desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security

     interest granted or purported to be granted hereby or to

     enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any

     Collateral; provided, however, that the Grantor shall in no
                 --------  -------
     event be required to execute any leasehold mortgage with

     respect to any lease.  Without limiting the generality of

     the foregoing, at the request of the Administrative Agent,

     the Grantor shall: (i) if an Event of Default shall have

     occurred and be continuing, mark conspicuously each document included in the Collateral and, at the request of the

     Administrative Agent made at any time, and whether or not an

     Event of Default shall have occurred, mark each of its

     records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent,

     indicating that such document or Collateral is subject to

     the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments

     thereto, and such other instruments or notices, as may be

     necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the

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                       -7-


     security interests granted or purported to be granted

     hereby; and (iii) in the case of investment property and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.  The Grantor shall maintain the security

     interest created by this Agreement as a perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.



          (b)  The Grantor hereby authorizes the Administrative

     Agent to file one or more financing or continuation

     statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law.  A carbon, photographic or other

     reproduction of this Agreement or any financing statement

     covering the Collateral or any part thereof shall be

     sufficient as a financing statement where permitted by law.



          (c)  The Grantor shall furnish to the Administrative

     Agent from time to time statements and schedules further

     identifying and describing the Collateral and such other

     reports in connection with the Collateral as the

     Administrative Agent may request, all in reasonable detail.




     Section 6.  As to Inventory, Equipment and Accounts.  The
                 ----------------------------------------
Grantor shall:


          (a)  Keep its Inventory and Equipment (other than raw

     materials and work in process and Inventory sold in the

     ordinary course of business and Equipment sold in accordance with Section 8.02(a) of the Credit Agreement) at the places specified in Section 4(a) hereof and deliver written notice to the Administrative Agent at least 30 days prior to

     establishing any other location at which it reasonably

     expects to maintain Inventory (other than raw materials and work in process) or Equipment in which jurisdiction all

     action required by Section 5 hereof shall have been taken

     with respect to all such Inventory or Equipment, as the case may be, in order to perfect the security interest granted

     therein under this Agreement.



          (b)  Maintain or cause to be maintained in good repair,

     working order and condition, excepting ordinary wear and

     tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and

     consistent with past practice of the Grantor, as quickly as practicable after the occurrence of any loss or damage

     thereto which are necessary or desirable to such end.  The

     Grantor shall promptly furnish to the Administrative Agent a statement respecting any material loss or damage as a result of a single occurrence to any of its Inventory or Equipment which has an aggregate fair market value exceeding $250,000.



          (c)  The Grantor will not, except upon 30 days' prior

     written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed

     financing statements and other documents reasonably

     requested by the Administrative Agent to maintain the

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                           -8-


     validity, perfection and priority of the security interests provided for herein:



          (i) change its jurisdiction of organization or the

     location of its chief executive office or sole place of

     business from that referred to in Section 4(a) hereof; or



          (ii) change its name, identity or corporate structure

     to such an extent that any financing statement filed by the

     Administrative Agent in connection with this Agreement would become misleading.



     Section 7.  As to the Pledged Collateral.
                 ----------------------------

          (a)  So long as no Event of Default shall have occurred

     and be continuing:



                    (i)  The Grantor and not the Administrative

          Agent shall be entitled to exercise any and all voting

          and other rights of consent or approval pertaining to

          the Pledged Collateral or any part thereof for any

          purpose not inconsistent with the terms of this

          Agreement or the Credit Agreement; provided, however,
                                             --------  -------
          that the Grantor shall not exercise or refrain from

          exercising any such right without the consent of the

          Administrative Agent if such action or inaction would

          have a material adverse effect on the value of the

          Pledged Collateral or the benefits to the

          Administrative Agent, the Lenders, the Issuing Banks,

          the Arranger and the Syndication Agents, including,

          without limitation, the validity, priority or

          perfection of the security interest granted hereby or

          the remedies of the Administrative Agent hereunder.



                    (ii) The Grantor and not the Administrative

          Agent shall be entitled to receive and retain any and

          all dividends and interest paid in respect of the

          Pledged Collateral; provided, however, that any and all
                              --------   ------


                              (A)  dividends and interest paid or

               payable other than in cash in respect of, and

               instruments and other property received,

               receivable or otherwise distributed in respect of,

               or in exchange for, any Pledged Collateral,



                              (B)  dividends and other

               distributions paid or payable in cash in respect

               of any Pledged Collateral consisting of stock of

               any Subsidiary of the Grantor and dividends and

               other distributions paid or payable in cash in

               respect of any other Pledged Collateral in

               connection with a partial or total liquidation or

               dissolution or in connection with a reduction of

               capital, capital surplus or paid-in-surplus, and



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                                -9-


                              (C)  cash paid, payable or

               otherwise distributed in respect of principal of,

               or in redemption of, or in exchange for, any

               Pledged Collateral,



               shall forthwith be delivered to the Administrative

          Agent, in the case of (A) above, to hold as Pledged

          Collateral and shall, if received by the Grantor, be

          received in trust for the benefit of the Administrative

          Agent, the Lenders, the Issuing Banks, the Arranger and

          the Syndication Agents, be segregated from the other

          property or funds of the Grantor, and be forthwith

          delivered to the Administrative Agent, as Pledged

          Collateral in the same form as so received (with any

          necessary indorsement) and, in the case of (B) and (C)

          above, to the extent required under the terms of the

          Credit Agreement, shall forthwith be delivered to the

          Administrative Agent to be applied to the Obligations

          in such order as provided in subsection 2.05(b) of the

          Credit Agreement.



                    (iii)     The Administrative Agent shall

          promptly execute and deliver (or cause to be executed

          and delivered) to the Grantor all such proxies and

          other instruments as the Grantor may reasonably request

          for the purpose of enabling the Grantor to exercise the

          voting and other rights which it is entitled to

          exercise pursuant to paragraph (i) above and to receive

          the dividends or interest payments which it is

          authorized to receive and retain pursuant to paragraph

          (ii) above.



          (b)  Upon the occurrence and during the continuance of

     an Event of Default and at the Administrative Agent's

     option:



                    (i)  All rights of the Grantor to exercise

          the voting and other rights of consent or approval

          which it would otherwise be entitled to exercise

          pursuant to Section 8(a)(i) hereof and to receive the

          dividends and interest payments which it would

          otherwise be authorized to receive and retain pursuant

          to Section 8(a)(ii) hereof shall cease, and all such

          rights shall thereupon become vested in the

          Administrative Agent, who shall thereupon have the sole

          right to exercise such voting and other rights of

          consent or approval and to receive and hold as Pledged

          Collateral such dividends and interest payments.




                    (ii) All dividends and interest payments

          which are received by the Grantor contrary to the

          provisions of paragraph (i) of this Section 8(b) hereof

          shall be received in trust for the benefit of the

          Administrative Agent, the Lenders, the Issuing Banks,

          the Arranger and the Syndication Agents and shall be

          segregated from other funds of the Grantor and shall be

          forthwith paid over to the Administrative Agent as

          Pledged Collateral in the same form as so received

          (with any necessary indorsement).





     Section 8.  Additional Shares.  The Grantor agrees that it
                 -----------------
will (i) cause each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to

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                              -10-


or in substitution for the Pledged Shares issued by such issuer,

except to the Grantor or as otherwise permitted under the Credit

Agreement, and (ii) pledge hereunder, immediately upon its

acquisition (directly or indirectly) thereof, any and all

additional shares of stock or other securities of each issuer of the Pledged Shares; provided that in no event shall the Grantor be required to pledge more than 65% of the shares of any Foreign

Subsidiary.  The Grantor hereby authorizes the Administrative

Agent to modify this Agreement by amending Annex I to include such additional shares or other securities.



     Section 9.  The Administrative Agent Appointed
                 ----------------------------------
Attorney-in-Fact.  The Grantor hereby irrevocably appoints the
----------------
Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the

Administrative Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this

Agreement (subject to the rights of the Grantor under Section 7 hereof), including, without limitation:



                    (i)  to obtain and adjust insurance required

          to be paid to the Administrative Agent pursuant to

          Section 7.05 of the Credit Agreement, with the

          understanding that all insurance maintained by the

          Grantor with respect to the Collateral shall (a)

          provide that no cancellation, material reduction in

          amount or material change in coverage thereof shall be

          effective until at least 30 days after receipt by the

          Administrative Agent of written notice thereof, (b)

          name the Administrative Agent as insured party or loss

          payee, (c) if reasonably requested by the

          Administrative Agent, include a breach of warranty

          clause and (d) be reasonably satisfactory in all other

          respects to the Administrative Agent,



                    (ii) to ask, demand, collect, sue for,

          recover, compromise, receive and give acquittance and

          dreceipts for moneys due and to become due under or in

          respect of any of the Collateral,



                    (iii)     to receive, indorse, and collect

          any drafts or other instruments, documents and chattel

          paper, in connection with clause (i) or (ii) above,



                    (iv) to file any claims or take any action or

          institute any proceedings which the Administrative

          Agent may deem necessary or desirable for the

          collection of any of the Collateral or otherwise to

          enforce the rights of the Administrative Agent with

          respect to any of the Collateral, and



                    (v)  to receive, indorse and collect all

          instruments made payable to the Grantor representing

          any dividend, interest payment or other distribution in

          respect of the Pledged Collateral or any part thereof

          and to give full discharge for the same.

===================================================================
                          -11-



     Nothing set forth in this Section 9 and no exercise by the

Administrative Agent of the rights and powers granted in this

Section 9 shall limit or impair the Grantor's rights under

Section 7 hereof.  The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

All powers, authorizations and agencies contained in this

Agreement are coupled with an interest and shall be irrevocable until the Obligations are paid in full, no Letters of Credit are outstanding, and the commitments of the Lenders to extend credit under the Credit Agreement are terminated.




     Section 10.  The Administrative Agent May Perform.  If the
                  -------------------------------------
Grantor fails to perform any agreement contained herein, the

Administrative Agent, upon written notice to the Grantor if

practicable, may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor under

Section 14 hereof.



     Section 11.  The Administrative Agent's Duties.  The powers
                  ----------------------------------
conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it, in the absence of willful misconduct or gross

negligence, to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative

Agent shall have no duty as to any Collateral.  The

Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall be under no obligation to (i) ascertain or take action with

respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any

Collateral, but may do so at its option, and all reasonable

expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Obligations.




     Section 12.  Remedies.  If any Event of Default shall have
                  --------
occurred and be continuing:



          (a)  The Administrative Agent may exercise in respect

     of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the

     rights and remedies of a secured party upon default under

     the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") (whether or not the
                                    ----
     Code applies to the affected Collateral) and also may (i)

     require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the

     Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is

     reasonably convenient to both parties and (ii) without

     notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the

     Collateral or any part thereof in one or more parcels at

     public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere,

================================================================
     for cash, on credit or for future delivery, and upon such

     other terms as may be commercially reasonable.  The

     Administrative Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the

     Collateral is of a type customarily sold in a recognized

     market or is of a type which is the subject of widely

     distributed standard price quotations, at any private sale)

     and thereafter hold the same, absolutely, free from any

     right or claim of whatsoever kind.  The Administrative Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any such Pledged Collateral and to take such other

     actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the

     Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the "Securities
                                                 ----------
     Act")).  To the extent permitted by law, the Grantor hereby
     ---
     specifically waives all rights of redemption, stay or

     appraisal which it has or may have under any rule of law or statute now existing or hereafter in force.  The Grantor

     agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to the Grantor of the time and place of any public sale or the time after

     which any private sale is to be made shall constitute

     reasonable notification.  The Administrative Agent shall not be obligated to make any sale of Collateral regardless of

     notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and

     place to which it was so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future

     delivery, the Collateral so sold may be retained by the

     Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not

     incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Administrative Agent instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any

     portion thereof, under a judgment or decree of a court or

     courts of competent jurisdiction.



          (b)  Any cash held by the Administrative Agent as

     Collateral and all cash proceeds received by the

     Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the

     Collateral may, in the discretion of the Administrative

     Agent, be held by the Administrative Agent as Collateral

     for, and/or then or at any time thereafter applied against

     (after payment of any amounts payable to the Administrative

     Agent pursuant to Section 15 hereof) in whole or in part by the Administrative Agent, for the benefit of the

     Administrative Agent, the Lenders and the Issuing Banks, all

     or any part of the Obligations in such order as is provided in subsection 2.05(b) of the Credit Agreement.  Any surplus of such cash or cash proceeds held by the Administrative

     Agent and remaining after payment in full of all the

====================================================================

     Obligations under this Agreement, the expiration or

     termination of all outstanding Letters of Credit and the

     termination of the commitments of the Lenders to extend

     credit under the Credit Agreement shall be promptly paid

     over to the Grantor or to whomsoever may be lawfully

     entitled to receive such surplus.




          (c)  (i)  Subject to Section 7.06 of the Credit

     Agreement, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and

     through any medium that it reasonably considers advisable,

     and the Grantor shall furnish all such assistance and

     information as the Administrative Agent may require in

     connection with such test verifications.  Subject to Section

     7.06 of the Credit Agreement, at any time and from time to time, upon the Administrative Agent's request and at the

     expense of the Grantor, the Grantor shall cause independent public accountants or others satisfactory to the

     Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test

     verifications of, and trial balances for, the Accounts.




          (ii)  At any time after the occurrence and during the

     continuance of an Event of Default, the Grantor hereby

     authorizes the Administrative Agent to collect the Grantor's

     Accounts.  If required by the Administrative Agent at any

     time after the occurrence and during the continuance of an

     Event of Default, any payments of Accounts, when collected by any Grantor, (i) shall be forthwith (and, in any event,

     within two Business Days) deposited by the Grantor in the

     exact form received, duly indorsed by such Grantor to the

     Administrative Agent if required, in a Collateral Account

     maintained under the sole dominion and control of the

     Administrative Agent, subject to withdrawal by the

     Administrative Agent for the account of the Lenders only as provided herein, and (ii) until so turned over, shall be

     held by the Grantor in trust for the Administrative Agent,

     the Lenders, the Issuing Banks, the Arranger and the

     Syndication Agents, segregated from other funds of the

     Grantor.  Each such deposit of proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.




          (iii)  At the Administrative Agent's request, the

     Grantor shall deliver to the Administrative Agent all

     original and other documents (other than register tapes)

     evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without

     limitation, all original orders, invoices and shipping

     receipts.



          (iv)  The Administrative Agent in its own name or in

     the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate

     with obligors under the Accounts to verify with them to the

     Administrative Agent's satisfaction the existence, amount

     and terms of any Accounts.



          (v)  Upon the request of the Administrative Agent at

     any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify obligors on

     the Accounts that the Accounts have been assigned to the

     Administrative Agent for the ratable benefit of the Lenders

==================================================================
     and that payments in respect thereof shall be made directly to the Administrative Agent.




     Section 13.  Registration Rights.
                  -------------------

          (a)  If the Administrative Agent shall determine to

     exercise its right to sell all or any of the Pledged

     Collateral pursuant to Section 12 hereof, the Grantor agrees that, upon request of the Administrative Agent, the Grantor will, at its own expense:




                    (i)  execute and deliver, and cause each

          issuer of the Pledged Collateral which is a Subsidiary

          contemplated to be sold and the directors and officers

          thereof to execute and deliver, all such instruments

          and documents, and do or cause to be done all such

          other acts and things, as may be necessary or, in the

          opinion of the Administrative Agent, advisable to

          register such Pledged Collateral under the provisions

          of the Securities Act, and to cause the registration

          statement relating thereto to become effective and to

          remain effective for such period as prospectuses are

          required by law to be furnished, and to make all

          amendments and supplements thereto and to the related

          prospectus which, in the opinion of the Administrative

          Agent, are necessary or advisable, all in conformity

          with the requirements of the Securities Act and the

          rules and regulations of the Securities and Exchange

          Commission applicable thereto;



                    (ii) use its best efforts to qualify the

          Pledged Collateral under the state securities or "Blue

          Sky" laws and to obtain all necessary approvals of all

          Governmental Authorities for the sale of the Pledged

          Collateral, as requested by the Administrative Agent;




                    (iii)     cause each such issuer to make

          available to its security holders, as soon as

          practicable, an earnings statement which will satisfy

          the provisions of Section 11(a) of the Securities Act;

          and


                    (iv) do or cause to be done all such other

          acts and things as may be necessary to make such sale

          of the Pledged Collateral or any part thereof valid and

          binding and in compliance with applicable law.



          (b)  Determination by the Administrative Agent to

     exercise its right to sell any or all of the Pledged

     Collateral pursuant to Section 12 hereof without making a

     request of the Grantor pursuant to Section 13(a) hereof

     shall not by the sole fact of such sale be deemed to be

     commercially unreasonable.




     Section 14.  Binding Effect; Benefits.  This Agreement shall
                  -------------------------
be binding upon the Grantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent, the

Lenders, the Issuing Banks, the Arranger and the Syndication

Agents.  The Grantor's successors and assigns shall include,

==================================================================
                         -15-


without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.



     Section 15.  Expenses.  The Grantor shall upon written
                  --------
demand pay to the Administrative Agent the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the

Credit Agreement.



     Section 16.  Amendments, Etc.  No amendment or waiver of any
                  ---------------
provision of this Agreement nor consent to any departure by the

Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged

therewith, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



     Section 17.  Notices.  All notices and other communications
                  -------
provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the addresses first above written or,

as to each party, at such other address as may be designated by such party in a written notice to the other party.




     Section 18.  Continuing Security Interest; Termination.
                  -----------------------------------------

          (a)  This Agreement shall create a continuing security

     interest in the Collateral and shall (i) remain in full

     force and effect until payment in full of the Obligations,

     the termination of the commitments of the Lenders to extend credit under the Credit Agreement, the expiration or

     termination of all Letters of Credit and the termination of the Credit Agreement, (ii) be binding upon the Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by

     Section 12.01 (concerning assignments) of the Credit

     Agreement, inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the

     Administrative Agent, the Lenders, the Issuing Banks, the

     Arranger and the Syndication Agents, subject to the terms

     and conditions of the Credit Agreement.  Without limiting

     the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any interest in any Loan owing to such Lender to any other Person, and such other Person

     shall thereupon become vested with all the benefits in

     respect thereof granted to the Administrative Agent herein or otherwise, subject, however, to the provisions of Section

     12.01 (concerning assignments) of the Credit Agreement.

     Nothing set forth herein or in any other Loan Document is

     intended or shall be construed to give the Grantor's

     successors and assigns any right, remedy or claim under, to or in respect of this Agreement, any other Loan Document or any Collateral.  The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or

     debtor-in-possession thereof or therefor.



          (b)  Upon the payment in full of the Obligations, the

     termination of the commitments of the Lenders to extend

     credit under the Credit Agreement, the termination or

     expiration of all Letters of Credit and the termination of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall

     revert to the Grantor.  Upon any such termination, the

================================================================
                            -16-


     Administrative Agent shall promptly return to the Grantor,

     at the Grantor's expense, such of the Collateral held by the

     Administrative Agent as shall not have been sold or

     otherwise applied pursuant to the terms hereof.  The

     Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the

     Grantor shall reasonably request to evidence such

     termination.



          (c)  Upon any release of the Administrative Agent's

     security interest in any part of the Collateral expressly

     required to be given by the Administrative Agent pursuant to

     Section 11.12(c) of the Credit Agreement, the Administrative

     Agent shall execute and deliver to the Grantor, at the

     Grantor's expense, all termination statements, assignments and other documents and instruments as may be necessary or desirable to release fully the security interests in such

     Collateral granted hereby; provided, however, that (i) the
                                --------  -------
     Administrative Agent shall not be required to execute any

     such documents on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other

     than the release of such security interests without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any security interests, liens or other encumbrances upon (or obligations of the Grantor in respect of) all interests retained by the

     Grantor, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the

     Collateral.



     Section 19.  Applicable Law; Severability.  This Agreement
                  ----------------------------
shall be construed in all respects in accordance with, and

governed by, the laws of the State of New York.  Whenever

possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be

ineffective only to the extent of such prohibition or invalidity,

without invalidating the remainder of such provisions or the remaining provisions of this Agreement.





     Section 20.  Consent to Jurisdiction and Service of Process;
                  -----------------------------------------------
Waiver of Jury Trial.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST
--------------------
EACH PARTY HERETO WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT

IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE

STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS

AGREEMENT, EACH PARTY HERETO ACCEPTS, FOR ITSELF IN AND IN

CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY,

THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND

IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED

THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL

HAS BEEN TAKEN OR IS AVAILABLE.  EACH PARTY HERETO IRREVOCABLY

CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED

COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES


THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS


===================================================================
                             -17-


NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF, SUCH SERVICE

TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  EACH OF

THE GRANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT,

THE ARRANGER, THE SYNDICATION AGENTS AND THE LENDERS, IRREVOCABLY

WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT

TO THIS AGREEMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT

LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE

GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER
           --------------------
HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH

RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE.

NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY

OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY

PARTY HERETO TO BRING PROCEEDINGS AGAINST ANY OTHER PARTY HERETO

IN THE COURTS OF ANY OTHER JURISDICTION.




     Section 21.  Waiver of Notice, Hearing and Bond.  THE
                  ----------------------------------
GRANTOR WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR

TO THE EXERCISE BY THE ADMINISTRATIVE AGENT OR THE LENDERS OF ITS

RIGHTS, FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, TO

REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY,

ATTACH OR LEVY UPON THE COLLATERAL.  THE GRANTOR WAIVES THE

POSTING OF ANY BOND OTHERWISE REQUIRED OF THE ADMINISTRATIVE

AGENT OR THE LENDERS IN CONNECTION WITH THE JUDICIAL PROCESS OR

PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON

THE COLLATERAL TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER

ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR THE LENDER OR TO

ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER

PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT.




     Section 22.  Advice of Counsel.  THE GRANTOR REPRESENTS TO
                  -----------------
THE ADMINISTRATIVE AGENT THAT IT HAS DISCUSSED THIS AGREEMENT

WITH ITS ATTORNEYS.




     Section 23.  Section Titles.  The section titles herein are
                  --------------
for convenience and reference only and shall not affect in any way the interpretation of any of the provisions hereof.

=================================================================

                                -18-




     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day first above written.




                                   ANNTAYLOR, INC.


                                   By:/s/ Walter J. Parks
                                   _________________________
                                   Name: Walter J. Parks
                                   Title: Senior Vice President-
                                        Chief Financial Officer

Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Administrative Agent


By:  /s/Dietmar Schiel
     --------------------
Name:   Dietmar Schiel
Title:  Vice President